Semi-Annual Report

June 30, 2008

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	14

Director/Trustee and Officer Information	16

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's
Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Dear Shareholder,

The first half of the year has been a challenging period for investors. We have seen a variety of industries impacted by an economic uncertainty and market volatility.

Often what happens in these situations is that anxiety clouds sound investment principles. Market corrections are a natural part of the investing and attempts to "time" buy-and-sell decisions often backfire and, in fact, hinder achieving long-term investment goals. Research bears this out. Based on Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the "best" 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the "best" 20 days of that ten-year cycle would have been even costlier, resulting in your original $10,000 investment being worth less than $8,000.(1)

No one knows when those "best" days will occur, but history tells us that, when investing, staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio, one made up of allocations to a wide range of asset classes, may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun Mathews,
CEO
ING Funds
August 8, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)  Bloomberg calculations based on performance of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") between December 31, 1997 and December 31, 2007.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2008

The first half of 2008 carried on where 2007 left off, with mutually reinforcing financial dislocation and economic weakness driving investors from risky assets. A six-week rally fizzled in mid-May and global equities in the form of the Morgan Stanley Capital International ("MSCI") World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) declined, returning (12.8)% through June 30, 2008. In currencies, the dollar fell 6.8% and 5.5% against the euro and yen respectively, but edged up 0.1% against the pound, as the UK economy faced challenges roughly similar to those in the United States.

It was clear that the credit crisis that surfaced in 2007 had its roots in the real economy, as the drumbeat of news was monotonously bad.

The housing market continued its inexorable march down. By the end of June, house prices were down 15.3% year-over-year, by one measure. The pace of new home sales was the second lowest since 1991, and although existing home sales rebounded from the slowest pace in nine years, it was pointed out that about one-third of purchases reflected foreclosures or other distressed sales.

The February 2008 payrolls report showed the first fall in over four years. Payrolls fell again in the next four reports. The June unemployment report disclosed the biggest increase in two decades: by 0.5% to 5.5%.

First quarter gross domestic product ("GDP") grew at just 0.96% annualized, with profits from current production down for the third straight quarter.

Back in the financial sector, write-downs of asset-backed securities continued apace, but with some unsettling variations on the theme. Merrill Lynch's $10 to $20 billion of write-downs included the guarantees of monoline insurers. Moody's Investors Service ("Moody's") put their Aaa ratings up for review on January 17, 2008. Now the status and viability of insured municipal debt, which reflects the credit rating of the insurers, was in doubt.

The following Monday, with U.S. exchanges closed for a holiday, major international stock markets sold off by about 6%. On Tuesday, the Federal Reserve Board (the "Fed") acted, cutting the federal funds and discount rates by 75 basis points. Eight days later, at their regular meeting, the Federal Open Market Committee ("FOMC") cut the federal funds and discount rates again, this time by 50 basis points.

Despite stubbornly high inflation, there was now no doubt about the required direction of policy. Congress agreed in February 2008 to spend $117 billion in tax rebates as part of a $168 billion plan to stimulate the economy. In March 2008, the Fed reduced the discount rate further, by 100 basis points to 2.5% and the federal funds rate by 75 basis points to 2.25%. Events took another remarkable turn when Bear Stearns, an investment bank near the eye of the storm since the credit crisis blew in, was laid low in days by rumors of insolvency due to liquidity problems. Over a weekend, the Fed brokered the sale of Bear Stearns, a $90 stock in December 2007, to JP Morgan for just $10 per share.

The trauma of Bear Stearns' forced sale proved that some market players were indeed too connected to fail. The Fed followed this up by opening the discount window to other primary dealers. This might at least draw a line under the threat of systemic failure that Bear Stearns may have posed. The relief rally was sustained on the last day of April 2008 when the FOMC reduced the federal funds rate by 0.25% to 2%, and barely hinted that they might be done.

However, the underlying problems had not disappeared and the rally soon failed. The price of oil was still moving up and on the second to last day of June settled above $140 per barrel for the first time. But it was really all commodities, as well as food, whose prices were on the rise. It was little surprise when headline Consumer Price Index ("CPI") inflation was reported in June at 4.2% year-over-year, and June ended with consumer confidence the lowest since May 1980.

In U.S. fixed income markets, a flight to safety in the first quarter was partly reversed. Treasury Bill yields fell 143 basis points to 1.71%, while 10-year Treasury Note yields lost 5 basis points to 3.98%. The Lehman Brothers® U.S. Aggregate Bond ("LBAB") Index(2) of investment grade bonds returned 1.13% through June 30, 2008, but the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(3) returned (1.08)% for the same period.

U.S. equities, represented by the Standard & Poor's 500® ("S&P 500®") Composite Stock Price Index(4) including dividends, returned (11.9)% through June 30, 2008. Profits for S&P 500® companies suffered their third straight quarter of decline, latterly by more than 25%. In both returns and profits, it was the financials within the S&P 500® Index that led the way down, often cutting dividends along the way.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2008

In international markets, the MSCI Japan® Index(5) returned (10.4)% through June 30, 2008. While there was some encouraging news like quarterly GDP growth of 1%, its main source, exports, faced the twin threats of a slowing world economy and a higher yen. The MSCI Europe ex UK® Index(6) returned (19.6)% through June 30, 2008. Business and consumer confidence faded as banks continued to write down asset-backed securities in huge volumes and toughened credit standards. Consumer price inflation driven by food and energy surged to 4.0%, a 16-year high, and the European Central Bank threatened a July rate increase. In the UK, the MSCI UK® Index(7) returned (11.2)% through June 30, 2008. The country remained in the grip of the worst housing slump since the early 1990s and house prices fell year-over-year at the fastest rate since 1992. The Bank of England (the "Bank") cut rates twice to 5.0%, but with inflation now up to 3.3%, it was clear that the Bank was out of ammunition.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK®Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six months ended June 30, 2008, the Trust provided a total return of (4.79)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned (11.91)% for the same period.

Portfolio Specifics: With the notable exception of stocks in the industrials sector, the Trust's holdings tended to underperform their relevant sector averages in the S&P 500® Index. However, the Trust's unique sector allocation more than compensated for this, leading to substantial outperformance overall. The Trust especially benefited from overweights in the strongest sectors: energy and materials, together with minimal exposure to financials, the worst performing sector during the period. Financials were strained by mortgage delinquencies, tightening credit standards, and unexpected collateralized debt obligations ("CDO") write-downs as the economy weakened. The Trust's energy holdings detracted from absolute returns; however, an overweight allocation was a benefit to relative performance as energy was the strongest S&P sector during the period. Utilities were also a drag on performance.

Within industrials, Union Pacific Corp. and Burlington Northern Santa Fe Corp. were two railroad companies whose results benefited from strong demand for transporting coal and grains. Within materials, Praxair, Inc. posted solid earnings, generating a strong cash flow from improved pricing and higher demand for industrial gases. El Du Pont de Nemours & Co. had strong growth in emerging markets, particularly in its agricultural business. The firm has also been positioning itself away from its traditional cyclical business towards being a specialty chemical provider.

Despite weak holdings within energy, the Trust's losing position in integrated oil giant ExxonMobil Corp., was moderated as oil prices soared during the period. On the other hand, Marathon Oil Corp. detracted from performance as this oil refiner paid high oil prices but could not pass along higher costs to consumers through finished products such as gasoline. Within utilities, Ameren Corp. and Consolidated Edison slumped as investors moved into riskier stocks even though defensive utilities often provide stability and reliable earnings during market uncertainty.

Current Outlook and Strategy: We are encouraged by the long term outlook for the Trust given its holding of high quality, well respected leaders in their industries and strong global market positions. These industry leaders comprise a broad range of sectors including basic materials, consumer goods, consumer staples, financial services, industrials, oil and gas, and utilities. Sector diversification typically reduces the Trust's risk as market and economic cycles oscillate over long periods of time. We believe that the Trust's blue chip stocks generally will correlate with the U.S. stock market.

Top Ten Holdings
as of June 30, 2008
(as a percent of net assets)

ExxonMobil Corp.	20.3%
Burlington Northern Santa Fe Corp.	13.7%
Chevron Corp.	8.8%
Praxair, Inc.	8.6%
Union Pacific Corp.	8.0%
Procter & Gamble Co.	5.4%
Marathon Oil Corp.	4.9%
General Electric Co.	4.5%
Fortune Brands, Inc.	3.3%
Dow Chemical Co.	3.0%

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other ING Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustees
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust Fund — Series "B", a series of ING Corporate Leaders Trust Fund, as of June 30, 2008, the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and for the year ended December 31, 2007, and the financial highlights for the six-month period then ended and for each of the years in the five-year period ended December 31, 2007. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the custodian and brokers, or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series "B" as of June 30, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 27, 2008

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008

ASSETS:
Investments in securities at value (identified cost $314,809,544)	$459,569,839
Cash	8,434,343
Restricted cash (Note 2)	595,460
Receivables:
Trust shares sold	2,163,819
Dividends	815,591
Prepaid expenses	24,667
Total assets	471,603,719
LIABILITIES:
Payable for investment securities purchased	4,592,375
Payable for trust shares redeemed	579,339
Distributions payable	595,460
Accrued Sponsor's maintenance fees payable	156,585
Payable for custody and accounting fees	9,259
Payable for shareholder reporting expense	24,270
Payable for professional fees	58,336
Payable for transfer agent fees	18,075
Other accrued expenses and liabilities	5,615
Total liabilities	6,039,314
NET ASSETS
Balance applicable to Trust shares at June 30, 2008, equivalent to $21.68 per per participation on 21,478,759 participations outstanding	$465,564,405

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008

INVESTMENT INCOME:
Dividends	$5,435,533
Total investment income	5,435,533
EXPENSES:
Sponsor maintenance fees (Note 4)	902,797
Transfer agent fees	91,000
Shareholder reporting expense	34,101
Registration and filing fees	26,433
Professional fees	41,733
Trustee, custody and accounting expense (Note 4)	13,812
Miscellaneous expense	1,613
Total expenses	1,111,489
Net investment income	4,324,044
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2,702,752
Net change in unrealized appreciation or depreciation on investments	(30,086,707)
Net realized and unrealized loss on investments	(27,383,955)
Decrease in net assets resulting from operations	$(23,059,911)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$4,324,044	$7,606,837
Net realized gain on investments	2,702,752	11,839,506
Net change in unrealized appreciation or depreciation on investments	(30,086,707)	24,290,803
Increase (decrease) in net assets resulting from operations	(23,059,911)	43,737,146
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,217,176)	(7,432,992)
Net realized gains	(37,861)	(9,409,645)
Return of capital	—	(8,286,335)
Total distributions	(4,255,037)	(25,128,972)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,567,603	73,277,290
Reinvestment of distributions	3,657,258	21,368,583
	67,224,861	94,645,873
Cost of shares redeemed	(35,669,107)	(52,515,288)
Net increase in net assets resulting from capital share transactions	31,555,754	42,130,585
Net increase in net assets	4,240,806	60,738,759
NET ASSETS:
Beginning of period	461,323,599	400,584,840
End of period	$465,564,405	$461,323,599

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each period.

	Six Months Ended June 30,	Year Ended December 31,
	2008	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$22.98	21.97		18.67		17.77		15.47	12.55
Income (loss) from investment operations:
Net investment income	$0.21 *	0.40	*	0.39	*	0.36	*	0.32	0.32
Net realized and unrealized gain (loss) on investments	$(1.31)	1.95		3.31		1.44		2.31	2.90
Total income (loss) from investment operations	$(1.10)	2.35		3.70		1.80		2.63	3.22
Less distributions/allocations from:
Net investment income	$0.20	0.38		0.40		0.35		0.32	0.30
Net realized gain	$0.00 **	0.51		—		0.12		0.01	—
Tax return of capital	$—	0.45		—		0.43		—	0.00	**
Total distributions/allocations	$0.20	1.34		0.40		0.90		0.33	0.30
Net asset value, end of period	$21.68	22.98		21.97		18.67		17.77	15.47
Total Return(1)%	(4.79)	10.82		19.98		10.36		17.14	25.93
Ratios and Supplemental Data:
Net assets, end of period (000's)	$465,564	461,324		400,585		363,967		304,866	272,063
Ratios to average net assets:
Expenses(2)%	0.49	0.49		0.49		0.50		0.58	0.59
Net investment income(2)%	1.92	1.75		1.97		1.93		2.00	2.28

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain and return of capital distributions/allocations at net asset value. Total return for less than one year is not annualized.

(2)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2008

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

The Trust is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.  Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

B.  Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.

As of June 30, 2008, net unrealized appreciation of portfolio securities was $144,760,295, comprised of unrealized appreciation of $175,011,056 and unrealized depreciation of $30,250,761.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Other. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2008, distributions from net investment income were $4,217,176, equivalent to $0.20 per participation. For the year ended December 31, 2007, distributions from net investment income were $7,432,992, equivalent to $0.38 per participation.

For the six months ended June 30, 2008, the distributions of net realized gains were $37,861. For the year ended December 31, 2007, the distributions of net realized gains were $9,409,645, equivalent to $0.51 per participation.

For the six months ended June 30, 2008, there were no distributions of tax return of capital. For the year ended December 31, 2007, the distributions of tax return of capital were $8,286,335, equivalent to $0.45 per participation.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2008 (CONTINUED)

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS (continued)

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Bank of New York Mellon Corporation (the "Trustee") serves as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $13,812 for the six months ended June 30, 2008.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2008, the cost of purchases and proceeds of sales of investment securities were $39,485,355 and $9,065,792 respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2008, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in principal account	$318,072,173
Unrealized appreciation in value of securities	144,760,295
Principal account	462,832,468
Income and distributable fund	2,731,937
Total net assets	$465,564,405

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Six Months Ended June 30, 2008	Year Ended December 31, 2007
Issued on payments from holders	2,853,659	3,202,195
Issued on reinvestment of dividends and distributions/ allocations	168,700	939,199
Redeemed	(1,619,856)	(2,298,584)
Net increase	1,402,503	1,842,810

NOTE 8 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements had been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolio has analyzed the tax positions of the Portfolio. Upon adoption of FIN 48 on June 29, 2007, management identified no uncertain tax positions that have not met the more likely-than-not standard.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2008 (CONTINUED)

NOTE 8 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management of the Portfolio is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 9 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

• ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

• ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2008 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS

CERTIFICATES, SERIES "B"  AS OF JUNE 30, 2008

Securities	Number of Shares	Cost	Market Value
COMMON STOCK: 98.7%
Chemicals: 13.8%
Dow Chemical Co.	395,267	$14,101,646	$13,798,771
EI Du Pont de Nemours & Co.	249,300	12,626,284	10,692,477
Praxair, Inc.	422,800	16,367,904	39,844,672
		43,095,834	64,335,920
Cosmetics/Personal Care: 5.4%
Procter & Gamble Co.	413,500	19,964,741	25,144,935
Diversified Financial Services: 1.9%
Citigroup, Inc.	542,766	19,903,760	9,096,758
Electric: 4.4%
Ameren Corp.	249,300	11,811,286	10,527,939
Consolidated Edison, Inc.	249,300	10,821,973	9,745,137
		22,633,259	20,273,076
Gas: 2.0%
NiSource, Inc.	524,708	12,624,419	9,402,767
Household Products/Wares: 3.5%
ACCO Brands Corp.*	87,735	1,709,914	985,264
Fortune Brands, Inc.	249,300	15,356,778	15,558,813
		17,066,692	16,544,077
Media: 2.5%
CBS Corp. - Class B	143,500	4,089,970	2,796,815
Comcast Corp. - Class A	229,183	5,023,487	4,347,602
Viacom - Class B*	143,500	6,225,118	4,382,490
		15,338,575	11,526,907
Miscellaneous Manufacturing: 8.0%
Eastman Kodak Co.	249,300	8,892,168	3,597,399
General Electric Co.	785,100	20,422,938	20,954,319
Honeywell International, Inc.	249,300	10,934,102	12,534,804
		40,249,208	37,086,522
Oil & Gas: 34.1%
Chevron Corp.	414,900	21,493,359	41,129,037
ExxonMobil Corp.	1,072,200	37,840,742	94,492,986
Marathon Oil Corp.	443,600	11,519,283	23,009,532
		70,853,384	158,631,555
Retail: 0.7%
Foot Locker, Inc.	249,300	4,815,430	3,103,785
Telecommunications: 0.8%
AT&T, Inc.	107,697	3,710,822	3,628,312
Transportation: 21.6%
Burlington Northern Santa Fe Corp.	637,042	25,314,606	63,634,125
Union Pacific Corp.	492,200	19,238,814	37,161,100
		44,553,420	100,795,225
Total Investments: 98.7%		$314,809,544	$459,569,839
Other Assets and Liabilities - Net: 1.3%			5,994,566
Total Net Assets: 100.0%			$465,564,405

*  Non-income producing security

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS

CERTIFICATES, SERIES "B"  AS OF JUNE 30, 2008 (CONTINUED)

Fair Value Measurements — Effective January 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 ("SFAS 157"), "Fair Value Measurements." This new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. The three levels of the fair value hierarchy are as follows:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Portfolio's own assumption in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Trust's investments at fair value:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$459,569,839	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$459,569,839	$—

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon Corporation serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Equity Dividend Fund

ING Fundamental Research Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING Index Plus LargeCap Equity Fund IV

ING Index Plus LargeCap Equity Fund V

ING Index Plus LargeCap Equity Fund VI

ING Index Plus LargeCap Equity Fund VII

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Trustee/Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  PRSAR-CLTB  (0608-082708)